EXHIBIT 99.1

CONTACT:	JOSEPH MACNOW
(201) 587-1000

888 Seventh Avenue
New York, NY 10019

FOR IMMEDIATE RELEASE – July 31, 2017

Vornado Announces Second Quarter 2017 Financial Results

NEW YORK.......VORNADO REALTY TRUST (New York Stock Exchange: VNO) filed its Form 10-Q for the quarter ended June 30, 2017 today and reported:

Quarter Ended June 30, 2017 Financial Results

•         NET INCOME attributable to common shareholders for the quarter ended June 30, 2017 was $116.0 million, or $0.61 per diluted share, compared to $220.5 million, or $1.16 per diluted share, for the prior year’s quarter.  Adjusting net income attributable to common shareholders (non-GAAP) for the items listed in the table on the following page, net income attributable to common shareholders for the quarters ended June 30, 2017 and 2016 was $82.0 million and $66.5 million, or $0.43 and $0.35 per diluted share, respectively.

•         FUNDS FROM OPERATIONS attributable to common shareholders plus assumed conversions (non-GAAP) (“FFO”) for the quarter ended June 30, 2017 was $257.7 million, or $1.35 per diluted share, compared to $229.4 million, or $1.21 per diluted share, for the prior year’s quarter.  Adjusting FFO for the items listed in the table on page 3, FFO for the quarters ended June 30, 2017 and 2016 was $237.9 million and $225.0 million, or $1.25 and $1.19 per diluted share, respectively.

Six Months Ended June 30, 2017 Financial Results

•         NET INCOME attributable to common shareholders for the six months ended June 30, 2017 was $163.7 million, or $0.86 per diluted share, compared to $106.3 million, or $0.56 per diluted share, for the six months ended June 30, 2016.  Adjusting net income attributable to common shareholders for the items listed in the table on the following page, net income attributable to common shareholders for the six months ended June 30, 2017 and 2016 was $138.6 million and $107.2 million, or $0.73 and $0.56 per diluted share, respectively.

•         FFO for the six months ended June 30, 2017 was $463.4 million, or $2.43 per diluted share, compared to $433.1 million, or $2.28 per diluted share, for the prior year’s six months.  Adjusting FFO for the items listed in the table on page 3, FFO for the six months ended June 30, 2017 and 2016 was $453.6 million and $424.0 million, or $2.38 and $2.23 per diluted share, respectively.

Basis of Reporting

The above data for both the three and six month periods ended June 30, 2017 and 2016 includes the results of our Washington, DC segment in (i) net income attributable to common shareholders, (ii) net income attributable to common shareholders, as adjusted, (iii) FFO and (iv) FFO, as adjusted.  The Washington, DC segment was spun off from Vornado Realty Trust on July 17, 2017.  Beginning in the third quarter of 2017, these results will be shown as discontinued operations and will not be included in net income attributable to common shareholders, as adjusted and FFO, as adjusted for all periods presented.

Supplemental Financial Information

Further details regarding results of operations, properties and tenants can be accessed at the Company’s website www.vno.com.  Vornado Realty Trust is a fully – integrated equity real estate investment trust.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see “Risk Factors” in Part I, Item 1A, of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2016.  Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

(tables to follow)

The following table reconciles our net income to net income, as adjusted (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$115,972	$220,463	$163,724	$106,300
Per diluted share	$0.61	$1.16	$0.86	$0.56

Certain items that impact net income attributable to
common shareholders:
Net gain on repayment of our Suffolk Downs JV debt investments	$11,373	$-	$11,373	$-
Acquisition and transaction related costs	(6,471)	(2,879)	(14,476)	(7,486)
Net income (loss) from discontinued operations and
sold properties	663	104	824	(1,325)
(Loss) income from real estate fund investments, net	(304)	7,544	(3,539)	12,855
Net gains on sale of real estate	-	161,721	2,267	161,721
Default interest on Skyline properties mortgage loan	-	(2,711)	-	(2,711)
Skyline properties impairment loss	-	-	-	(160,700)
Other	-	-	501	714
Our share of partially owned entities:
Net gain resulting from Urban Edge Properties ("UE")
operating partnership unit issuances	15,900	-	15,900	-
Net gains on sale of real estate	15,339	319	17,192	319
Real estate impairment losses	(167)	(49)	(3,218)	(4,402)
Other	(67)	(25)	(67)	(25)
	36,266	164,024	26,757	(1,040)
Noncontrolling interests' share of above adjustments	(2,245)	(10,104)	(1,662)	91
Total of certain items that impact net income attributable to
common shareholders, net	$34,021	$153,920	$25,095	$(949)

Net income attributable to common shareholders,
as adjusted (non-GAAP)	$81,951	$66,543	$138,629	$107,249
Per diluted share (non-GAAP)	$0.43	$0.35	$0.73	$0.56

The following table reconciles our FFO (non-GAAP) to FFO, as adjusted (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
FFO (non-GAAP) (1)	$257,673	$229,432	$463,422	$433,104
Per diluted share (non-GAAP)	$1.35	$1.21	$2.43	$2.28

Certain items that impact FFO:
Net gain on repayment of our Suffolk Downs JV debt investments	$11,373	$-	$11,373	$-
Acquisition and transaction related costs	(6,471)	(2,879)	(14,476)	(7,486)
FFO from discontinued operations and sold properties	663	2,889	824	6,349
(Loss) income from real estate fund investments, net	(304)	7,544	(3,539)	12,855
Default interest on Skyline properties mortgage loan	-	(2,711)	-	(2,711)
Other	-	-	501	714
Our share of partially owned entities:
Net gain resulting from UE operating partnership
unit issuances	15,900	-	15,900	-
Other	(67)	(25)	(67)	(25)
	21,094	4,818	10,516	9,696
Noncontrolling interests' share of above adjustments	(1,306)	(400)	(653)	(594)
Total of certain items that impact FFO, net	$19,788	$4,418	$9,863	$9,102

FFO, as adjusted (non-GAAP)	$237,885	$225,014	$453,559	$424,002
Per diluted share (non-GAAP)	$1.25	$1.19	$2.38	$2.23

(1)	See page 5 for a reconciliation of our net income to FFO for the three and six months ended June 30, 2017 and 2016.

VORNADO REALTY TRUST
OPERATING RESULTS FOR THE THREE AND SIX MONTHS ENDED
JUNE 30, 2017 AND 2016

(Amounts in thousands, except per share amounts)	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenues	$626,039	$621,708	$1,246,887	$1,234,745

Income from continuing operations	$146,821	$265,907	$218,240	$173,583
Income from discontinued operations	663	2,475	3,091	3,191
Net income	147,484	268,382	221,331	176,774
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(7,677)	(13,025)	(14,414)	(22,703)
Operating Partnership	(7,706)	(14,531)	(10,935)	(7,044)
Net income attributable to Vornado	132,101	240,826	195,982	147,027
Preferred share dividends	(16,129)	(20,363)	(32,258)	(40,727)
Net income attributable to common shareholders	$115,972	$220,463	$163,724	$106,300

Income per common share - Basic:
Income from continuing operations, net	$0.61	$1.16	$0.84	$0.54
Income from discontinued operations, net	-	0.01	0.02	0.02
Net income per common share	$0.61	$1.17	$0.86	$0.56
Weighted average shares outstanding	189,395	188,772	189,304	188,715

Income per common share - Diluted:
Income from continuing operations, net	$0.61	$1.15	$0.84	$0.54
Income from discontinued operations, net	-	0.01	0.02	0.02
Net income per common share	$0.61	$1.16	$0.86	$0.56
Weighted average shares outstanding	190,444	189,885	190,674	190,000

FFO (non-GAAP)	$257,673	$229,432	$463,422	$433,104
Per diluted share (non-GAAP)	$1.35	$1.21	$2.43	$2.28

FFO, as adjusted (non-GAAP)	$237,885	$225,014	$453,559	$424,002
Per diluted share (non-GAAP)	$1.25	$1.19	$2.38	$2.23

Weighted average shares used in determining FFO
per diluted share (non-GAAP)	190,444	189,885	190,450	190,043

The following table reconciles net income to FFO:
(Amounts in thousands, except per share amounts)	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$115,972	$220,463	$163,724	$106,300
Per diluted share	$0.61	$1.16	$0.86	$0.56

FFO adjustments:
Depreciation and amortization of real property	$128,527	$133,218	$258,996	$267,339
Net gains on sale of real estate	-	(161,721)	(2,267)	(161,721)
Real estate impairment losses	-	-	-	160,700
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	37,682	38,308	76,756	77,354
Net gains on sale of real estate	(15,339)	(319)	(17,192)	(319)
Real estate impairment losses	167	49	3,218	4,402
	151,037	9,535	319,511	347,755
Noncontrolling interests' share of above adjustments	(9,356)	(588)	(19,873)	(21,469)
FFO adjustments, net	$141,681	$8,947	$299,638	$326,286

FFO attributable to common shareholders (non-GAAP)	$257,653	$229,410	$463,362	$432,586
Convertible preferred share dividends	20	22	60	43
Earnings allocated to Out-Performance Plan units	-	-	-	475
FFO attributable to common shareholders plus assumed
conversions (non-GAAP)	$257,673	$229,432	$463,422	$433,104
Per diluted share (non-GAAP)	$1.35	$1.21	$2.43	$2.28

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.  A reconciliation of our net income to FFO is provided above.  In addition to FFO, we also disclose FFO, as adjusted.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, we believe it provides a meaningful presentation of operating performance.  Reconciliations of FFO to FFO, as adjusted are provided on page 3 of this press release.

Conference Call and Audio Webcast

As previously announced, the Company will host a quarterly earnings conference call and an audio webcast on Tuesday, August 1, 2017 at 10:00 a.m. Eastern Time (ET).  The conference call can be accessed by dialing 800-708-4540 (domestic) or 847-619-6397 (international) and indicating to the operator the passcode 45172407.  A telephonic replay of the conference call will be available from 1:00 p.m. ET on August 1, 2017 through August 31, 2017.  To access the replay, please dial 888-843-7419 and enter the passcode 45172407#.  A live webcast of the conference call will be available on the Company’s website at www.vno.com and an online playback of the webcast will be available on the website for 90 days following the conference call.

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